UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Abigail Murray — 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Form of

JANUS INVESTMENT FUND WO# 33178 - CUSTOM TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD **			IVR Revision 03-16-2023

Control Number	Security Code	Fund Name
178 9999 9001 099	9999 9999	Janus Henderson International Opportunities Fund
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for shares in JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND. The Board of Trustees recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise,

remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL:

PROPOSAL 1: “ To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Form of

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND PROXY VOTING CAMPAIGN

INBOUND CALL FLOW

- **Thank you for calling, my name is < *first name, last name* >.**
- ***If Avaya displays CTA:* May I have the reference number from the letter you received, it's a seven digit code with letters and numbers starting with zero.** *Agent Note: Repeat it back (using alpha matches, T as in Tango, B as in Bravo)*
- ***CTA NOT displaying in Avaya:* Are you returning a phone call from us?****
  - *If yes,* **"May I have your phone number?"**
  - *If no,* **"May I have your name and your zip code?"**

- **May I have your name?**
- **Is the mailing address still < *Registration Street Address* >?**
- **This is regarding the investment in the *Janus Henderson International Opportunities Fund.*** [Use alternate scripting here]().
- ***Business Records and Third Parties:* Are you authorized to vote on behalf of < *Business Name/Shareholder Name* >? What is your name and < *position with the company / relationship to the shareholder* >?**
- **We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the**

YES

If HHs for same SH OR Additional records in Search Results for SH:
I see you have additional investments with the *Janus Henderson International Opportunities Fund.* Would you like to vote the same way on those investments?

I am recording your < > vote on your *Janus Henderson International Opportunities Fund* investment and will send you a printed confirmation < *for each* > to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?
< Note: if the SH declines, we can accept the vote with the correct city or zip>

CFS BENEFICIAL ONLY:
When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Call Closing: Thank you for your time and your vote. Have a good day/evening!

NO

Use Appropriate Rebuttal
Would you like to vote along with the recommendation of the board?
What am I voting on?

Shareholder Agrees to Vote

NO

Thank you for your time. Have a good day/evening!

If Households for additional SHs:
Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?
<if the phone is passed to a second holder, move to [***OUTBOUND CALL FLOW***]()>

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND PROXY VOTING CAMPAIGN

OUTBOUND CALL FLOW

Hello, I am trying to reach < *SH Full Name* >. Am I speaking to them?

If yes, confirm SH identity

My name is < *First Name, Last name* > and I am calling on a recorded line regarding your investment in the ***Janus Henderson International Opportunities Fund***
< Use Alternate Scripting if appropriate >

Materials were sent to you **(via email, if applicable)** regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote FOR. **Would you like to vote along with the recommendations of the Board?**

Who's Calling? (prior to confirming SH)

My name is < *First name, Last name* > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the ***Janus Henderson International Opportunities Fund.*** Is < *SH Full Name* > available?

If yes

If a third party needs more info

We are just following up on some materials that were mailed to them. Is < *SH Full Name* > available?

If no

Is there a better time to reach them?

If yes / If vote direction is given

If Households for same SH:
I see you have additional investments with the ***Janus Henderson International Opportunities Fund.*** Would you like to vote the same way on those investments?

If No / SH Declines to Vote

What am I voting on?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?

Vote direction is given

SH Declines to Vote after rebuttals

CONFIRMATION

Thank you. I am recording a < *For / Against / Abstain* > vote on your ***Janus Henderson International Opportunities Fund*** investment*(s)* and will send a printed confirmation
<for each> to < *Registration Street address* >.

For confirmation purposes, may I have your city, state and zip code?

< note: if SH declines, we can accept vote with correct zip or city >

For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your vote. Have a great < *day / evening* >.

< If appropriate >

We can be reached at **866-438-2987** and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.

Thank you for your time. Have a great < *day / evening* >.

If Households for additional SHs:
Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?

If yes

If no

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JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND PROXY VOTING CAMPAIGN

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in the ***Janus Henderson International Opportunities Fund*** that you control as custodian for < *name of minor* >.

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in the ***Janus Henderson International Opportunities Fund*** held in the < *Trust Name* > for which you are listed as Trustee.

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment for the ***Janus Henderson International Opportunities Fund.*** **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

↓

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: **"Just to clarify, are you casting an Abstain vote, or not voting at all?"**

Reminder: escalate to (or inform) a support person in the following situations:

* person asks for supervisor
* incomplete confirmation (C,S,Z)
* incomplete authorization procedures
* potential complaint
* unsure if vote can be recorded
* complex vote direction
* shareholder wants same-day callback
* agent misvote
* shareholder has difficult questions

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If shareholder still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND PROXY VOTING CAMPAIGN

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***Janus Henderson International Opportunities Fund*** **registered to < *Name of Business in ORD* >.** I am trying to reach the person that handles proxy voting.

Ex:
VFW POST 2454
123 MAIN ST.

Ex:
BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***Janus Henderson International Opportunities Fund*** **registered to < *Name of Business in ORD* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >**.
I am trying to reach the person that handles proxy voting.

Ex:
ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***Janus Henderson International Opportunities Fund .*** The registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded regarding your investment in ***Janus Henderson International Opportunities Fund*** **registered to < *Name of Business in ORD / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < *Company / Club* >**?
The Board is recommending a vote *FOR*. Would you like to vote along with the board?

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